Exhibit 99.2
                Form of Section 906 Certification
             CERTIFICATION OF CHIEF FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Industries International Incorporated (the "Company") on Form 10-QSB for the period ended June 30, 2002 (the "Report"), I, William S. Roberts, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William S. Roberts
__________________________________
William S. Roberts
Chief Financial Officer
Date: August 19, 2002